                                                                     Exhibit 21

          DIRECT AND INDIRECT SUBSIDIARIES OF BANK OF AMERICA CORPORATION
    INDEX OF FR Y-10 REPORTABLE ENTITIES ON ORGANIZATION CHART AS OF 01/31/2002
          (FR Y-10 REPORTABLE ENTITIES HELD ON A CONFIDENTIAL BASIS ARE
                           INCLUDED ON INVESTMENT LIST)

--------------------------------------------------------------------------------------------------
                           Name                                        Location
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
A/M Properties, Inc.                                        Baltimore, MD
--------------------------------------------------------------------------------------------------
Abilene Park, Inc.                                          Dallas, TX
--------------------------------------------------------------------------------------------------
Airlease Ltd., A California Limited Partnership             San Francisco, CA
--------------------------------------------------------------------------------------------------
Airlease Management Services, Inc.                          San Francisco, CA
--------------------------------------------------------------------------------------------------
Alamo Funding II, Inc.                                      Dallas, TX
--------------------------------------------------------------------------------------------------
Alamo Funding, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------
Alexanders on Ninth, Inc.                                   Charlotte, NC
--------------------------------------------------------------------------------------------------
Alie Street Investments Limited                             London, U.K.
--------------------------------------------------------------------------------------------------
Altier, Inc.                                                Dallas, TX
--------------------------------------------------------------------------------------------------
Amadeo Trust                                                Las Vegas, NV

--------------------------------------------------------------------------------------------------
Amadeo, Inc.                                                Las Vegas, NV
--------------------------------------------------------------------------------------------------
Amarillo Lane, Inc.                                         Dallas, TX
--------------------------------------------------------------------------------------------------
AMB Pier One LLC                                            San Francisco, CA
--------------------------------------------------------------------------------------------------
America Fund                                                George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------
American Financial Service Group, Inc.                      Greensboro, NC
--------------------------------------------------------------------------------------------------
Amsalem (QSPE) Limited                                      George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------
Anaconda Management LLC                                     Dallas, TX
--------------------------------------------------------------------------------------------------
Appold Holdings Limited                                     London, U.K.
Arbitrage Select Fund, L.P.                                 St. Louis, MO
--------------------------------------------------------------------------------------------------
Ariens Credit Corporation                                   Alpharetta, GA
--------------------------------------------------------------------------------------------------
Arrendadora Bank of America, S.A.                           Mexico City, Mexico
--------------------------------------------------------------------------------------------------
Ashburn A Corp.                                             Baltimore, MD
--------------------------------------------------------------------------------------------------
Asian American Merchant Bank Ltd.                           Singapore, Singapore
--------------------------------------------------------------------------------------------------
Asp Funding II, Inc.                                        Dallas, TX
--------------------------------------------------------------------------------------------------
Asp Funding, Inc.                                           Dallas, TX
--------------------------------------------------------------------------------------------------
Asset Backed Funding Corporation                            Charlotte, NC
--------------------------------------------------------------------------------------------------
Aswan Village Associates, LLC                               Miami, FL
--------------------------------------------------------------------------------------------------
Atlanta Affordable Housing Fund Limited Partnership         Charlotte, NC
--------------------------------------------------------------------------------------------------
Atlantic Equity Corporation                                 Charlotte, NC
--------------------------------------------------------------------------------------------------
Atlantic Square Investments, Inc.                           Las Vegas, NV
--------------------------------------------------------------------------------------------------
Austin National Realty Corporation                          Austin, TX
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
B&D Phase III LLC                                           Baltimore, MD
--------------------------------------------------------------------------------------------------
B.A. Investments (Cayman) Ltd.                              George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------
BA 1998 Partners Associates Fund, L.P.                      Chicago, IL
--------------------------------------------------------------------------------------------------
BA 1998 Partners Fund I, L.P.                               Chicago, IL
--------------------------------------------------------------------------------------------------
BA 1998 Partners Fund II, L.P.                              Chicago, IL
--------------------------------------------------------------------------------------------------
BA 1998 Partners Fund LDC                                   Chicago, IL
--------------------------------------------------------------------------------------------------
BA 1998 Partners Master Fund I, L.P.                        Chicago, IL
--------------------------------------------------------------------------------------------------
BA 1998 Partners Master Fund II, L.P.                       Chicago, IL
--------------------------------------------------------------------------------------------------
BA Agency, Inc.                                             Albuquerque, NM
--------------------------------------------------------------------------------------------------
BA Asia Limited                                             Hong Kong, PRC
--------------------------------------------------------------------------------------------------
BA Assets Company                                           George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------
BA Australia Limited                                        Sydney, New South Wales, Australia
--------------------------------------------------------------------------------------------------
BA Capital Company, L.P.                                    Charlotte, NC
--------------------------------------------------------------------------------------------------
BA Card Operations, Inc.                                    Dover, DE
--------------------------------------------------------------------------------------------------
BA Card Services, Inc.                                      Makati, Philippines
--------------------------------------------------------------------------------------------------
BA Coinvest GP, Inc.                                        Chicago, IL
--------------------------------------------------------------------------------------------------
BA Employment Services Limited                              George Town, Grand Cayman, Cayman Is.
--------------------------------------------------------------------------------------------------
BA Equity Advisors S.r.L.                                   Milan, Italy
--------------------------------------------------------------------------------------------------
BA Equity Advisors Sp.zo.o                                  Warsaw, Poland
--------------------------------------------------------------------------------------------------
BA Equity Holdings, L.P.                                    Charlotte, NC
--------------------------------------------------------------------------------------------------
BA Equity Investment Company, L.P.                          Charlotte, NC
--------------------------------------------------------------------------------------------------
BA Equity Investors, Inc.                                   Chicago, IL
--------------------------------------------------------------------------------------------------
BA Equity Partners Beratungs GmbH                           Frankfurt, Germany
--------------------------------------------------------------------------------------------------
BA Finance (Hong Kong) Limited                              Hong Kong, PRC
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
BA Finance Ireland Limited                                  Dublin, Ireland
---------------------------------------------------------------------------------------------------
BA Finance Lease, Inc.                                      San Francisco, CA
---------------------------------------------------------------------------------------------------
BA Holding Company S.A.                                     Luxembourg, Luxembourg
---------------------------------------------------------------------------------------------------
BA Insurance Agency, Inc.                                   San Diego, CA
---------------------------------------------------------------------------------------------------
BA International (Netherlands) B.V.                         Amsterdam, The Netherlands
---------------------------------------------------------------------------------------------------
BA International Finance B.V.                               Amsterdam, The Netherlands
---------------------------------------------------------------------------------------------------
BA Investments                                              George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
BA LocProc Pty. Limited                                     Sydney, New South Wales, Australia
---------------------------------------------------------------------------------------------------
BA Merchant Services, Inc.                                  San Francisco, CA
---------------------------------------------------------------------------------------------------
BA Mortgage, LLC                                            Charlotte, NC
---------------------------------------------------------------------------------------------------
BA Netting Limited                                          London, U.K.
---------------------------------------------------------------------------------------------------
BA Overseas Holdings                                        George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
BA Properties, Inc.                                         Los Angeles, CA
---------------------------------------------------------------------------------------------------
BA Rescarven Holding Company                                George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
BA SBIC Sub, Inc.                                           Chicago, IL
---------------------------------------------------------------------------------------------------
BA Securities Austradia Limited                             Sydney, New South Wales, Australia
---------------------------------------------------------------------------------------------------
BA Securities Investment Advisory Limited                   Taipei, Republic of China (Taiwan)
---------------------------------------------------------------------------------------------------
BA Securities Limited                                       Hong Kong, PRC
---------------------------------------------------------------------------------------------------
BA Technology I, LLC                                        Charlotte, NC
---------------------------------------------------------------------------------------------------
BAC Funding Consortium, Inc.                                Miami, FL
---------------------------------------------------------------------------------------------------
BAC Realty LLC                                              Dallas, TX
---------------------------------------------------------------------------------------------------
BAC Services Inc.                                           New York, NY
---------------------------------------------------------------------------------------------------
BACAP Multi-Strategy Hedge Fund, LLC                        New York, NY
---------------------------------------------------------------------------------------------------
BACAP Multi-Strategy Hedge Fund, Ltd.                       New York, NY
---------------------------------------------------------------------------------------------------
BACF Corporation                                            Wilton, CT
---------------------------------------------------------------------------------------------------
BACP Europe Fund II, L.P.                                   Chicago, IL
---------------------------------------------------------------------------------------------------
BACP Europe Fund III, L.P.                                  Chicago, IL
---------------------------------------------------------------------------------------------------
BAEC Investments, L.L.C.                                    Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Asia (Philippines) Limited LLC                         Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Asia Limited                                           Curepipe, Mauritius
---------------------------------------------------------------------------------------------------
BAEP Nord I LLC                                             Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Nord IA LLC                                            Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Nord III LLC                                           Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Nord IV LLC                                            Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Nord V LLC                                             Chicago, IL
---------------------------------------------------------------------------------------------------
BAEP Telecommunications Investments, L.L.C.                 Chicago, IL
---------------------------------------------------------------------------------------------------
BAK Consolidated Holdings Overseas Partners                 Las Vegas, NV
---------------------------------------------------------------------------------------------------
BAK Consolidated Holdings, Inc.                             Las Vegas, NV
---------------------------------------------------------------------------------------------------
BALCAP Funding, LLC                                         San Francisco, CA
---------------------------------------------------------------------------------------------------
BA-MBS LLC                                                  Las Vegas, NV

---------------------------------------------------------------------------------------------------
Bamerilease, Inc.                                           Phoenix, AZ
---------------------------------------------------------------------------------------------------
Bamerinvest, C.A.                                           Caracas, Chacao, Venezuela

---------------------------------------------------------------------------------------------------
BANA (#1) LLC                                               Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Advisors, LLC                               Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Advisory Services, LLC                      Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Agency of Nevada, Inc.                      Las Vegas, NV
---------------------------------------------------------------------------------------------------
Banc of America Agency of Texas, Inc.                       Dallas, TX
---------------------------------------------------------------------------------------------------
Banc of America Agency, LLC                                 Towson, MD
---------------------------------------------------------------------------------------------------
Banc of America Auto Finance Corp.                          Jacksonville, FL
---------------------------------------------------------------------------------------------------
Banc of America Bridge LLC                                  Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Business Finance Corporation                Tucker, GA
---------------------------------------------------------------------------------------------------
Banc of America Capital Management (Ireland), Limited       Dublin, Ireland
---------------------------------------------------------------------------------------------------
Banc of America Capital Management Alternative Advisors,    New York, NY
Inc.
---------------------------------------------------------------------------------------------------
Banc of America Capital Management, LLC                     Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Capital Markets-Asia, Inc.                  Singapore, Singapore
---------------------------------------------------------------------------------------------------
Banc of America CDC Special Holding Company, Inc.           Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America CLO Corporation II                          Dallas, TX
---------------------------------------------------------------------------------------------------
Banc of America Co-Invest Fund 2001, L.P.                   Chicago, IL
---------------------------------------------------------------------------------------------------
Banc of America Commercial Finance Corporation              Wilton, CT
---------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc.                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Commercial, LLC                             Tucker, GA
---------------------------------------------------------------------------------------------------
Banc of America Community Development Corporation           Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Community Holdings, Inc.                    Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Community Housing Investment Fund LLC       Chicago, IL
---------------------------------------------------------------------------------------------------
Banc of America Development, Inc.                           Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America E-Commerce Holdings, Inc.                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Facilities Leasing, Inc.                    San Francisco, CA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Banc of America Facilities Leasing, LLC                     San Francisco, CA
---------------------------------------------------------------------------------------------------
Banc of America Financial Products, Inc.                    Chicago, IL
---------------------------------------------------------------------------------------------------
Banc of America FSC Holdings, Inc.                          San Francisco, CA
---------------------------------------------------------------------------------------------------
Banc of America Funding Corporation                         Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Futures, Incorporated                       Chicago, IL
---------------------------------------------------------------------------------------------------
Banc of America Historic Ventures, LLC                      Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Insurance Group, Inc.                       San Diego, CA
---------------------------------------------------------------------------------------------------
Banc of America Insurance Services, Inc.                    Baltimore, MD
---------------------------------------------------------------------------------------------------
Banc of America Investment Leasing Co., Ltd.                Tokyo, Japan
---------------------------------------------------------------------------------------------------
Banc of America Investment Services, Inc.                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.                            Dover, DE
---------------------------------------------------------------------------------------------------
Banc of America Leasing & Capital, LLC                      San Francisco, CA
---------------------------------------------------------------------------------------------------
Banc of America Management Corporation                      Wilton, CT
---------------------------------------------------------------------------------------------------
Banc of America Management LLC I                            Chicago, IL
---------------------------------------------------------------------------------------------------
Banc of America Marketplace LLC                             Charlotte, NC

---------------------------------------------------------------------------------------------------
Banc of America Mezzanine Capital LLC                       Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Mortgage Capital Corporation                Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Neighborhood Services Corporation           Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Preferred Funding Corporation               Dallas, TX
---------------------------------------------------------------------------------------------------
Banc of America Purchase Street, L.L.C.                     Phoenix, AZ


---------------------------------------------------------------------------------------------------
Banc of America Retirement Management, Inc.                 Atlanta, GA
---------------------------------------------------------------------------------------------------
Banc of America SBIC Corporation                            Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Securities (India) Private Limited          Mumbai, India
---------------------------------------------------------------------------------------------------
Banc of America Securities Canada Co.                       Halifax, Nova Scotia
---------------------------------------------------------------------------------------------------
Banc of America Securities Canada Holding Corp.             Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Securities Limited                          London, U.K.
---------------------------------------------------------------------------------------------------
Banc of America Securities LLC                              Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Securities-Japan, Inc.                      Tokyo, Japan
---------------------------------------------------------------------------------------------------
Banc of America Specialty Finance, Inc.                     Alpharetta, GA
---------------------------------------------------------------------------------------------------
Banc of America Strategic Solutions, Inc.                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Banc of America Strategic Solutions, LLC                    Charlotte, NC

---------------------------------------------------------------------------------------------------
Banc of America Technology Investments, Inc.                Charlotte, NC

---------------------------------------------------------------------------------------------------
Banc of America Vendor Finance, Inc.                        San Diego, CA
---------------------------------------------------------------------------------------------------
BancAmerica Capital Holdings I, L.P.                        Charlotte, NC
---------------------------------------------------------------------------------------------------
BancAmerica Capital Holdings II, L.P.                       Chicago, IL
---------------------------------------------------------------------------------------------------
BancAmerica Capital Investors I, L.P.                       Charlotte, NC
---------------------------------------------------------------------------------------------------
BancAmerica Capital Investors II, L.P.                      Chicago, IL
---------------------------------------------------------------------------------------------------
BancAmerica Capital Investors SBIC I, L.P.                  Charlotte, NC
---------------------------------------------------------------------------------------------------
BancAmerica Capital Investors SBIC II, L.P.                 Chicago, IL
---------------------------------------------------------------------------------------------------
BancAmerica Coinvest Fund 2000, L.P.                        Chicago, IL
---------------------------------------------------------------------------------------------------
Bank of America Forex (Philippines), Inc.                   Makati, Philippines
---------------------------------------------------------------------------------------------------
Bank IV Affordable Housing Corporation                      Wichita, KS
---------------------------------------------------------------------------------------------------
Bank IV Securities, Inc.                                    Charlotte, NC
---------------------------------------------------------------------------------------------------
Bank of America - Brasil S&A. (Banco Multiplo)              Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------
Bank of America - Liberal S/A (Banco Multiplo)              Rio de Janeiro, Brazil
---------------------------------------------------------------------------------------------------
Bank of America (Asia) Limited                              Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Bank of America (Hawaii) Insurance Agency, Inc.             Honolulu, HI
---------------------------------------------------------------------------------------------------
Bank of America (Jersey) Limited                            St. Helier, Jersey, Channel Islands
---------------------------------------------------------------------------------------------------
Bank of America (Macau) Limited                             Macau
---------------------------------------------------------------------------------------------------
Bank of America (Polska) S.A.                               Warsaw, Poland
---------------------------------------------------------------------------------------------------
Bank of America ACH Association                             San Francisco, CA
---------------------------------------------------------------------------------------------------
Bank of America Asset Management                            Rio de Janeiro, Brazil
---------------------------------------------------------------------------------------------------
Bank of America Brasil Holdings Ltda.                       Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------
Bank of America California, National Association            Walnut Creek, CA
---------------------------------------------------------------------------------------------------
Bank of America Canada                                      Toronto, Ontario, Canada
---------------------------------------------------------------------------------------------------
Bank of America Canada Specialty Group Ltd.                 Mississauga, Ontario, Canada
---------------------------------------------------------------------------------------------------
Bank of America Capital Advisors LLC                        Chicago, IL
---------------------------------------------------------------------------------------------------
Bank of America Capital Corporation                         Chicago, IL
---------------------------------------------------------------------------------------------------
Bank of America Corporation                                 Charlotte, NC
---------------------------------------------------------------------------------------------------
Bank of America Foundation, Inc., The                       Atlanta, GA
---------------------------------------------------------------------------------------------------
Bank of America Georgia, National Association               Atlanta, GA
---------------------------------------------------------------------------------------------------
Bank of America Leasing Corp.                               Charlotte, NC
---------------------------------------------------------------------------------------------------
Bank of America Malaysia Berhad                             Kuala Lumpur, Malaysia
---------------------------------------------------------------------------------------------------
Bank of America Mexico, S.A., Institucion de Banca Multiple Mexico City, Mexico
---------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc.                   Charlotte, NC
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Bank of America Oregon, National Association                Portland, OR
----------------------------------------------------------------------------------------------------
Bank of America Overseas Corporation                        Charlotte, NC
----------------------------------------------------------------------------------------------------
Bank of America Reinsurance Corporation                     Burlington, VT
----------------------------------------------------------------------------------------------------
Bank of America S.A. Corretora de Cambio e Valores          Rio de Janeiro, Brazil
Mobiliarios
----------------------------------------------------------------------------------------------------
Bank of America Securitization Investment Trust LLC         Wilmington, DE
----------------------------------------------------------------------------------------------------
Bank of America Singapore Limited                           Singapore, Singapore
----------------------------------------------------------------------------------------------------
Bank of America Technology and Operations, Inc.             Charlotte, NC
----------------------------------------------------------------------------------------------------
Bank of America Trust and Banking Corporation (Cayman)      George Town, Grand Cayman, Cayman Is.
Limited
----------------------------------------------------------------------------------------------------
Bank of America Trust Company of Delaware, National         Greenville, DE
Association
----------------------------------------------------------------------------------------------------
Bank of America Ventures                                    Foster City, CA
----------------------------------------------------------------------------------------------------
Bank of America, National Association                       Charlotte, NC
----------------------------------------------------------------------------------------------------
Bank of America, National Association (USA)                 Phoenix, AZ
----------------------------------------------------------------------------------------------------
Bank of America, S.A.                                       Madrid, Spain
----------------------------------------------------------------------------------------------------
Bank of Canton (Nominees) Limited, The                      Hong Kong, PRC
----------------------------------------------------------------------------------------------------
Bank South Home Equity, Inc.                                Atlanta, GA
----------------------------------------------------------------------------------------------------
BankAmerica Acceptance Corp.                                San Diego, CA
----------------------------------------------------------------------------------------------------
BankAmerica Capital I                                       Charlotte, NC
----------------------------------------------------------------------------------------------------
BankAmerica Capital II                                      Charlotte, NC
----------------------------------------------------------------------------------------------------
BankAmerica Capital III                                     Charlotte, NC
----------------------------------------------------------------------------------------------------
BankAmerica Capital IV                                      Charlotte, NC
----------------------------------------------------------------------------------------------------
BankAmerica Institutional Capital A                         San Francisco, CA
----------------------------------------------------------------------------------------------------
BankAmeraca Institutional Capital B                         San Francisco, CA
----------------------------------------------------------------------------------------------------
BankAmerica International Financial Corporation             San Francisco, CA
----------------------------------------------------------------------------------------------------
BankAmerica International Investment Corporation            Chicago, IL
----------------------------------------------------------------------------------------------------
BankAmerica Investment Corporation                          Chicago, IL

----------------------------------------------------------------------------------------------------
BankAmerica Nominees (1993) Pte Ltd.                        Singapore, Singapore
----------------------------------------------------------------------------------------------------
BankAmerica Nominees (Hong Kong) Ltd.                       Hong Kong, PRC
----------------------------------------------------------------------------------------------------
BankAmerica Nominees (Singapore) Pte. Ltd.                  Singapore, Singapore
----------------------------------------------------------------------------------------------------
BankAmerica Nominees Limited (London)                       London, U.K.
----------------------------------------------------------------------------------------------------
BankAmerica Realty Finance, Inc.                            Los Angeles, CA


----------------------------------------------------------------------------------------------------
BankAmerica Realty Services, Inc.                           San Francisco, CA
----------------------------------------------------------------------------------------------------
Bankamerica Representacao e Servicos Limitada               Sao Paulo, Brazil
----------------------------------------------------------------------------------------------------
BankAmerica Special Assets Corporation                      San Francisco, CA
----------------------------------------------------------------------------------------------------
BankAmerica Trust and Banking Corporation (Bahamas) Limited Nassau, Bahamas
----------------------------------------------------------------------------------------------------
BankAmerica Trust Company (Hong Kong) Limited               Hong Kong, PRC
----------------------------------------------------------------------------------------------------
Barnett Auto Receivables Corp.                              Reno, NV
----------------------------------------------------------------------------------------------------
Barnett Bank Premises Company - Brickell                    Jacksonville, FL
----------------------------------------------------------------------------------------------------
Barnett Capital I                                           Jacksonville, FL
----------------------------------------------------------------------------------------------------
Barnett Capital II                                          Jacksonville, FL
----------------------------------------------------------------------------------------------------
Barnett Capital III                                         Jacksonville, FL
----------------------------------------------------------------------------------------------------
Barnett Leasing Company                                     Jacksonville, FL
----------------------------------------------------------------------------------------------------
Barnett Southside Land, Inc.                                Charlotte, NC
----------------------------------------------------------------------------------------------------
Barrier Reef International Ltd.                             Road Town, British Virgin Islands
----------------------------------------------------------------------------------------------------
Barrow Ltd.                                                 George Town, Grand Cayman, Cayman Is.

----------------------------------------------------------------------------------------------------
Bartlett Park Neighborhood Redevelopment, L.C.              Tampa, FL
----------------------------------------------------------------------------------------------------
Barton Apartments, L.P., The                                St. Louis, MO
----------------------------------------------------------------------------------------------------
BAS Alternative Investment Montage Fund LLC                 New York, NY
----------------------------------------------------------------------------------------------------
BAS Alternative Management, LLC                             San Francisco, CA
----------------------------------------------------------------------------------------------------
BAS Capital Funding Corporation                             Chicago, IL
----------------------------------------------------------------------------------------------------
BAS Oak Management, LLC                                     San Francisco, CA
----------------------------------------------------------------------------------------------------
BAS Oak X, LLC                                              San Francisco, CA
----------------------------------------------------------------------------------------------------
BAS/SOFI Management, LLC                                    New York, NY
----------------------------------------------------------------------------------------------------
BAS/SOFI VI, LLC                                            New York, NY
----------------------------------------------------------------------------------------------------
BAVP, LP                                                    Foster City, CA
----------------------------------------------------------------------------------------------------
Bay 2 Bay Leasing LLC                                       San Francisco, CA
----------------------------------------------------------------------------------------------------
Baycliff Cayman Ltd.                                        Charlotte, NC
----------------------------------------------------------------------------------------------------
Baycliff DE Inc.                                            Charlotte, NC
----------------------------------------------------------------------------------------------------
BBI Merchant Processing Company, LLC                        Charlotte, NC
----------------------------------------------------------------------------------------------------
Becham (QSPE) Limited                                       George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------
Beechnut Holdings, Inc.                                     Houston, TX
----------------------------------------------------------------------------------------------------
Belmont Heights Development Company, L.C.                   Tampa, FL
----------------------------------------------------------------------------------------------------
BFS Participacoes Ltda.                                     Sao Paulo, Brazil
----------------------------------------------------------------------------------------------------
Birch Funding II, Inc.                                      Dallas, TX
----------------------------------------------------------------------------------------------------
Birch Funding, Inc.                                         Dallas, TX
----------------------------------------------------------------------------------------------------
BIRMSON, L.L.C.                                             Wilton, CT
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Biscayne Apartments, Inc.                                   Atlanta, GA
----------------------------------------------------------------------------------------------------
BJCC, Inc.                                                  Wilton, CT
----------------------------------------------------------------------------------------------------
Blue Ridge Investments, L.L.C.                              Charlotte, NC
----------------------------------------------------------------------------------------------------
Blue Spruce Investments, GP                                 Las Vegas, NV
----------------------------------------------------------------------------------------------------
BoA Netherlands Cooperatieve U.A.                           Amsterdam, The Netherlands
----------------------------------------------------------------------------------------------------
Boatmen's Insurance Agency, Inc.                            St. Louis, MO
----------------------------------------------------------------------------------------------------
BofA Investment Company S.A.                                Buenos Aires, Argentina
----------------------------------------------------------------------------------------------------
Bossoroca Comercial Ltda.                                   Sao Paulo, Brazil
----------------------------------------------------------------------------------------------------
Brazilian Financial Services, Inc.                          San Francisco, CA
----------------------------------------------------------------------------------------------------
Bronco Street REIT                                          Dallas, TX
----------------------------------------------------------------------------------------------------
Burton Road Development Partners, LLC                       Atlanta, GA
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
C&S Premises, Inc.                                          Atlanta, GA
----------------------------------------------------------------------------------------------------
C&S Premises-SPE, Inc.                                      Atlanta, GA
----------------------------------------------------------------------------------------------------
Cabot Investments                                           London, U.K.
----------------------------------------------------------------------------------------------------
California Environmental Redevelopment Fund, LLC            San Francisco, CA
----------------------------------------------------------------------------------------------------
CalKearn, LLC                                               Reno, NV
----------------------------------------------------------------------------------------------------
Calstock Holdings Corporation                               Las Vegas, NV
----------------------------------------------------------------------------------------------------
Calstock Partners                                           Las Vegas, NV
----------------------------------------------------------------------------------------------------
Canaan Collaborative Limited Partnership, The               Houston, TX
----------------------------------------------------------------------------------------------------
Capital Courts Corporation                                  Washington, DC
----------------------------------------------------------------------------------------------------
Capital Crossing Development Corporation                    Suitland, MD
----------------------------------------------------------------------------------------------------
Carlton Court CDC, Inc.                                     Dallas, TX
----------------------------------------------------------------------------------------------------
Carlton Court Limited Partnership                           Dallas, TX
----------------------------------------------------------------------------------------------------
Carolina Investments Limited                                London, U.K.
----------------------------------------------------------------------------------------------------
Carolina Mountain Holding Company                           Charlotte, NC
----------------------------------------------------------------------------------------------------
Carson Asset Management Company                             Reno, NV
----------------------------------------------------------------------------------------------------
Cash Flow, Inc.                                             Charlotte, NC
----------------------------------------------------------------------------------------------------
Castle Bay REIT                                             Dallas, TX
----------------------------------------------------------------------------------------------------
Castlepoint, L.L.C.                                         St. Louis, MO
----------------------------------------------------------------------------------------------------
Cathedral Gorge Management LLC                              Las Vegas, NV
----------------------------------------------------------------------------------------------------
CBD, L.L.C.                                                 St. Louis, MO
----------------------------------------------------------------------------------------------------
Centerpoint Development LLC                                 Baltimore, MD
----------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Four), Inc.       Melville, NY
----------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Three), Inc.      Melville, NY
----------------------------------------------------------------------------------------------------
Centrex Capital Automobile Assets (Number Two), Inc.        Melville, NY
----------------------------------------------------------------------------------------------------
Centrex Capital Corp.                                       Melville, NY
----------------------------------------------------------------------------------------------------
Ceramica International Holdings S.a.r.L.                    Luxembourg, Luxembourg
----------------------------------------------------------------------------------------------------
Charlotte Affordable Housing LLC, The                       Charlotte, NC
----------------------------------------------------------------------------------------------------
Charlotte Gateway Village, LLC                              Charlotte, NC
----------------------------------------------------------------------------------------------------
Charlotte Transit Center, Inc.                              Charlotte, NC
----------------------------------------------------------------------------------------------------
Chase Federal Housing Corporation                           Baltimore, MD
----------------------------------------------------------------------------------------------------
Chase I, Inc.                                               Miami, FL
----------------------------------------------------------------------------------------------------
ChaseFed Insurance Co.                                      Miami, FL
----------------------------------------------------------------------------------------------------
Chepstow Bellagio Holdings, Inc.                            Las Vegas, NV
----------------------------------------------------------------------------------------------------
Chepstow Real Estate Investment Trust                       Charlotte, NC
----------------------------------------------------------------------------------------------------
Cherry Affordable Housing Corp.                             Charlotte, NC
----------------------------------------------------------------------------------------------------
CIC Trading, S.A.                                           Buenos Aires, Argentina
----------------------------------------------------------------------------------------------------
CIVC Partners Fund, L.P.                                    Chicago, IL
----------------------------------------------------------------------------------------------------
CIVC Partners Fund, LLC                                     Chicago, IL
----------------------------------------------------------------------------------------------------
Clark Street Redevelopment Corporation                      St. Louis, MO
----------------------------------------------------------------------------------------------------
CNL Franchise Network, LP                                   Orlando, FL
----------------------------------------------------------------------------------------------------
Commerce Place Company                                      Nashville, TN
----------------------------------------------------------------------------------------------------
Community Reinvestment Group, L.C.                          Fort Lauderdale, FL
----------------------------------------------------------------------------------------------------
Concorde Solutions, Inc.                                    San Francisco, CA
----------------------------------------------------------------------------------------------------
Conestoga Trail REIT                                        Dallas, TX
----------------------------------------------------------------------------------------------------
Continental Finanziaria S.P.A.                              Milan, Italy
----------------------------------------------------------------------------------------------------
Continental Illinois Venture Corporation                    Chicago, IL
----------------------------------------------------------------------------------------------------
Continental Information & Technology Services Co. S.A.      Buenos Aires, Argentina
----------------------------------------------------------------------------------------------------
Continental Partners Group, Inc.                            Chicago, IL
----------------------------------------------------------------------------------------------------
Continental Servicios Corporativos, S.A. de C.V.            Mexico City, Mexico
----------------------------------------------------------------------------------------------------
Coppell Limited                                             George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------
Corporate Leasing Facilities Limited                        London, U.K.
----------------------------------------------------------------------------------------------------
Courtyards Apartments II, Inc.                              Charlotte, NC
----------------------------------------------------------------------------------------------------
Courtyards Apartments, Inc.                                 Atlanta, GA
----------------------------------------------------------------------------------------------------
Covation LLC                                                Atlanta, GA
----------------------------------------------------------------------------------------------------
Coventry Village Apartments, Inc.                           Atlanta, GA
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Crockett Funding II, Inc.                                   Dallas, TX
---------------------------------------------------------------------------------------------------
Crockett Funding, Inc.                                      Dallas, TX
---------------------------------------------------------------------------------------------------
CSC Associates, L.P.                                        Marietta, GA
---------------------------------------------------------------------------------------------------
CSF Holdings, Inc.                                          Tampa, FL
---------------------------------------------------------------------------------------------------
CSI Holdings, Inc.                                          Charlotte, NC
---------------------------------------------------------------------------------------------------
Cupples Development Phase I$ L.L.C.                         St. Louis, MO
---------------------------------------------------------------------------------------------------
Cupples Development, L.L.C.                                 St. Louis, MO
---------------------------------------------------------------------------------------------------
Cupples Garage, L.L.C.                                      St. Louis, MO
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Dalespring Corporation                                      Baltimore, MD
---------------------------------------------------------------------------------------------------
Dallas Fort Worth Affordable Housing, LLC                   Dallas, TX
---------------------------------------------------------------------------------------------------
DCRS Corporation                                            Atlanta, GA
---------------------------------------------------------------------------------------------------
Delabarre Place Property Holdings, Inc.                     Baltimore, MD
---------------------------------------------------------------------------------------------------
Deportes Sports Holdings Limited                            George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Diamondback Park, Inc.                                      Dallas, TX
---------------------------------------------------------------------------------------------------
Dill Avenue Redevelopment Partnership, LLC                  Atlanta, GA
---------------------------------------------------------------------------------------------------
Dogwood Management LLC                                      Las Vegas, NV
---------------------------------------------------------------------------------------------------
Douglass Road LLC                                           Washington, DC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
East Nashville Housing, LLC                                 Nashville, TN
---------------------------------------------------------------------------------------------------
Eban Incorporated                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Eban Village I, Ltd.                                        Dallas, TX
---------------------------------------------------------------------------------------------------
Eban Village II, Ltd.                                       Dallas, TX
---------------------------------------------------------------------------------------------------
EBS Partnership, The                                        London, U.K.
---------------------------------------------------------------------------------------------------
Echo Canyon Park, Inc.                                      Las Vegas, NV
---------------------------------------------------------------------------------------------------
Edmondson Gardens LLC                                       Baltimore, MD
---------------------------------------------------------------------------------------------------
Eighth Street, LLC                                          Charlotte, NC
---------------------------------------------------------------------------------------------------
Elko Park, Inc.                                             Dallas, TX
---------------------------------------------------------------------------------------------------
Elmfield Investments Limited                                London, U.K.
---------------------------------------------------------------------------------------------------
Elmsleigh Funding, Ltd.                                     George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Endeavour, LLC                                              Babylon, NY
---------------------------------------------------------------------------------------------------
EQCC Asset Backed Corporation                               Jacksonville, FL
---------------------------------------------------------------------------------------------------
EQCC Receivables Corporation                                Jacksonville, FL
---------------------------------------------------------------------------------------------------
EQCC Trans Receivable Corporation                           Jacksonville, FL
---------------------------------------------------------------------------------------------------
EquiCredit Corporation                                      Jacksonville, FL
---------------------------------------------------------------------------------------------------
EquiCredit Corporation of America                           Jacksonville, FL
---------------------------------------------------------------------------------------------------
Equity/Protect Reinsurance Company                          Jacksonville, FL
---------------------------------------------------------------------------------------------------
ESP Financial Services LLC                                  San Diego, CA
---------------------------------------------------------------------------------------------------
Export Funding Corporation                                  Charlotte, NC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Fallon Lane II, Inc.                                        Dallas, TX
---------------------------------------------------------------------------------------------------
Fallon Lane, Inc.                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Financial Services Engine, LLC                              Charlotte, NC
---------------------------------------------------------------------------------------------------
FinancialOxygen, Inc.                                       Walnut Creek, CA
---------------------------------------------------------------------------------------------------
First Land Sales, Inc.                                      Baltimore, MD
---------------------------------------------------------------------------------------------------
First Mortgage Corporation                                  Dallas, TX
---------------------------------------------------------------------------------------------------
First Shelter Service Corporation                           Brunswick, GA
---------------------------------------------------------------------------------------------------
First Ward Place, LLC                                       Charlotte, NC
---------------------------------------------------------------------------------------------------
FKF, Inc.                                                   Des Moines, IA
---------------------------------------------------------------------------------------------------
Fleetwood Credit Corp.                                      Alpharetta, GA

---------------------------------------------------------------------------------------------------
Fleetwood Credit Receivables Corp.                          Alpharetta, GA
---------------------------------------------------------------------------------------------------
Florida Affordable Housing 1998, L.L.C.                     Charlotte, NC
---------------------------------------------------------------------------------------------------
Foremost Factors Limited                                    New Delhi, India
---------------------------------------------------------------------------------------------------
Fundo 2000 de Conversao-Capital Estrangeiro                 Sao Paulo, Brazil

---------------------------------------------------------------------------------------------------
Fundo 2001 de Conversao-Capital Estrangeiro                 Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Galveston Funding, Inc.                                     Dallas, TX
---------------------------------------------------------------------------------------------------
Galveston Funding, Inc. II                                  Dallas, TX
---------------------------------------------------------------------------------------------------
Gatwick, Inc.                                               Dallas, TX
---------------------------------------------------------------------------------------------------
General Fidelity Insurance Company                          San Diego, CA
---------------------------------------------------------------------------------------------------
General Fidelity Life Insurance Company                     San Diego, CA
---------------------------------------------------------------------------------------------------
Germany Telecommunications 1 S.a.r.L                        Luxembourg, Luxembourg
---------------------------------------------------------------------------------------------------
Germany Telecommunications 2 S.a.r.L                        Luxembourg, Luxembourg
---------------------------------------------------------------------------------------------------
Giannini Family Foundation, The                             San Francisco, CA
---------------------------------------------------------------------------------------------------
Gleneagles Trading LLC                                      Charlotte, NC
---------------------------------------------------------------------------------------------------
GLM Investments, Inc.                                       Charlotte, NC
---------------------------------------------------------------------------------------------------
Gold Max Investments Limited                                Hong Kong, PRC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Golden Gate Investments S.A.                                Bogota, Colombia
---------------------------------------------------------------------------------------------------
Golden Gate Participacoes Ltda.                             Sao Paulo, Brazil
---------------------------------------------------------------------------------------------------
Grace Church European Investments Company                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Grand Rock, L.L.C.                                          St. Louis, MO
---------------------------------------------------------------------------------------------------
Greenwood Apartments, LLC                                   Tampa, FL
---------------------------------------------------------------------------------------------------
GregCo, Inc.                                                Charlotte, NC
---------------------------------------------------------------------------------------------------
GTVBI, Inc.                                                 Chicago, IL
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Harbilan Corporation                                        Charlotte, NC
---------------------------------------------------------------------------------------------------
Harbour Directors I Limited                                 George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Harbour Directors II Limited                                George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Harbour Nominees Ltd.                                       George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Harbour Secretaries I Limited                               George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Harlem Gardens LP                                           Baltimore, MD
---------------------------------------------------------------------------------------------------
Harlem Park Development LLC                                 Baltimore, MD
---------------------------------------------------------------------------------------------------
Harper Farm M Corp.                                         Baltimore, MD
---------------------------------------------------------------------------------------------------
HC-Invest Szallitmanyozasi KFT                              Magykrosi, Hungary
---------------------------------------------------------------------------------------------------
Heathrow, Inc.                                              Dallas, TX
---------------------------------------------------------------------------------------------------
Heathrow, Inc. II                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Hedges S.A.                                                 Buenos Aires, Argentina
---------------------------------------------------------------------------------------------------
Het Loo REIT, Co.                                           Reno, NV
---------------------------------------------------------------------------------------------------
Hickory Park, Inc.                                          Dallas, TX
---------------------------------------------------------------------------------------------------
High Point Estates, LLC                                     Atlanta, GA
---------------------------------------------------------------------------------------------------
Historic District Redevelopment Partnership                 Atlanta, GA
---------------------------------------------------------------------------------------------------
Holly Spring Meadows LLC                                    Forestville, MD
---------------------------------------------------------------------------------------------------
HomeFocus Services, LLC                                     St. Louis, MO

---------------------------------------------------------------------------------------------------
HomeFocus Tax Services, LLC                                 Richmond, VA
---------------------------------------------------------------------------------------------------
Hong Kong & Shanghai Insurance Company, Limited             Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Housing Southern California, LLC                            Charlotte, NC
---------------------------------------------------------------------------------------------------
Hull Point, LLC                                             Baltimore, MD
---------------------------------------------------------------------------------------------------
Huxley 2000-1, LLC                                          San Francisco, CA
---------------------------------------------------------------------------------------------------
Huxley 2000-2, LLC                                          San Francisco, CA
---------------------------------------------------------------------------------------------------
Huxley 2000-3, LLC                                          San Francisco, CA
---------------------------------------------------------------------------------------------------
Huxley 2000-4, LLC                                          San Francisco, CA
---------------------------------------------------------------------------------------------------
Huxley Management, LLC                                      San Francisco, CA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Inchroy Credit Corporation Limited                          Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Independence Plaza General Partner, Inc.                    St. Louis, MO
---------------------------------------------------------------------------------------------------
Independence Plaza Homes, L.L.C.                            Kansas City, MO
---------------------------------------------------------------------------------------------------
Independence Plaza, L.P.                                    St. Louis, MO
---------------------------------------------------------------------------------------------------
Integrion Financial Network, LLC                            Herndon, VA
---------------------------------------------------------------------------------------------------
Intrepid Funding Master Trust                               Wilmington, DE
---------------------------------------------------------------------------------------------------
InverAmerica S.A.                                           Santa Fe de Bogota, Colombia
---------------------------------------------------------------------------------------------------
Inversiones y Negocios Fiduciarios S.A.                     Buenos Aires, Argentina
---------------------------------------------------------------------------------------------------
InvestAmerica S.A.                                          Santiago, Chile
---------------------------------------------------------------------------------------------------
Ironside Property Holdings, Inc.                            Irving, TX
---------------------------------------------------------------------------------------------------
Irving Park, Inc.                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Island Funding, Ltd.                                        Dallas, TX
---------------------------------------------------------------------------------------------------
Island Funding, Ltd. II                                     George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Ismael I, Inc.                                              George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Jawbridge Finance, Inc.                                     Dallas, TX
---------------------------------------------------------------------------------------------------
JCCA, Inc.                                                  Wilton, CT
---------------------------------------------------------------------------------------------------
Jeffries-Meyers Revitalization Ltd.                         Dallas, TX
---------------------------------------------------------------------------------------------------
Joey Trust                                                  San Francisco, CA
---------------------------------------------------------------------------------------------------
Justin, Inc.                                                George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
K.C. Acquisitions, L.L.C.                                   Kansas City, MO
---------------------------------------------------------------------------------------------------
Kauai Hotel, L.P.                                           Los Angeles, CA

---------------------------------------------------------------------------------------------------
Kenilworth Industrial Park Limited Liability Company        Washington, DC
---------------------------------------------------------------------------------------------------
Kenilworth-Burroughs Limited Partnership                    Washington, DC
---------------------------------------------------------------------------------------------------
Ketura, LLC                                                 Dallas, TX
---------------------------------------------------------------------------------------------------
Klondike Management LLC                                     Las Vegas, NV
---------------------------------------------------------------------------------------------------
Korg Acceptance Corporation                                 Alpharetta, GA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
L/G Redevelopment, LLC                                      Nashville, TN
----------------------------------------------------------------------------------------------------
Laredo Partners                                             Dallas, TX
----------------------------------------------------------------------------------------------------
LaSalle Street Natural Resources Corporation                Houston, TX
----------------------------------------------------------------------------------------------------
Latin America Funding, Inc.                                 Dallas, TX
----------------------------------------------------------------------------------------------------
Lee County Holdings Company                                 Tampa, FL
----------------------------------------------------------------------------------------------------
Liberal Banking Corporation Ltd.                            Nassau, Bahamas
----------------------------------------------------------------------------------------------------
Liberal Consultoria e Servicos Ltda.                        Rio de Janeiro, Brazil

----------------------------------------------------------------------------------------------------
Liberal Fund                                                George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------
Liberal Gestao e Recursos Ltda.                             Rio de Janeiro, Brazil
----------------------------------------------------------------------------------------------------
Liberal Holding Ltda.                                       Rio de Janeiro, Brazil
----------------------------------------------------------------------------------------------------
Lily River Investments, Ltd.                                George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------
Links at Eastwood LLC, The                                  Charlotte, NC
----------------------------------------------------------------------------------------------------
Locust Tide Point LLC                                       Baltimore, MD
----------------------------------------------------------------------------------------------------
Lubbock Funding, Inc.                                       Dallas, TX
----------------------------------------------------------------------------------------------------
Lubbock Funding, Inc. II                                    Dallas, TX
----------------------------------------------------------------------------------------------------
Lyndhurst Properties Corp.                                  Melville, NY
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
"M&M Realty, Inc."                                          St. Louis, MO
----------------------------------------------------------------------------------------------------
Madison Park A Corp.                                        Baltimore, MD
----------------------------------------------------------------------------------------------------
Madre Mesa Property Holdings, Inc.                          Baltimore, MD
----------------------------------------------------------------------------------------------------
Maguire Partners-Glendale Center, LLC                       Los Angeles, CA
----------------------------------------------------------------------------------------------------
Main Place Funding, LLC                                     Charlotte, NC
----------------------------------------------------------------------------------------------------
Manele Bay I, Limited                                       St. Helier, Jersey, Channel Islands
----------------------------------------------------------------------------------------------------
Manele Bay II, Limited                                      St. Helier, Jersey, Channel Islands
----------------------------------------------------------------------------------------------------
Mar A Lowe Corp.                                            Baltimore, MD
----------------------------------------------------------------------------------------------------
MAR, Inc.                                                   Charlotte, NC
----------------------------------------------------------------------------------------------------
Marnat Creek Limited Partnership                            Tucker, GA
----------------------------------------------------------------------------------------------------
Marsico Capital Management, LLC                             Denver, CO

----------------------------------------------------------------------------------------------------
Marsico Fund Advisors, LLC                                  Denver, CO
----------------------------------------------------------------------------------------------------
Marsico Management Holdings, L.L.C.                         Charlotte, NC
----------------------------------------------------------------------------------------------------
Mayfair Partners                                            Dallas, TX
----------------------------------------------------------------------------------------------------
Mazestake Limited                                           London, U.K.
----------------------------------------------------------------------------------------------------
MBG Trust                                                   Wilmington, DE
----------------------------------------------------------------------------------------------------
MBHD, LLC                                                   Nashville, TN
----------------------------------------------------------------------------------------------------
Mecklenburg Park, Inc.                                      Dallas, TX
----------------------------------------------------------------------------------------------------
Medina Lane, Inc.                                           Charlotte, NC
----------------------------------------------------------------------------------------------------
Mercury Marine Acceptance Corporation                       Alpharetta, GA
----------------------------------------------------------------------------------------------------
MESBIC Ventures Holding Company                             Dallas, TX
----------------------------------------------------------------------------------------------------
Metropolitan Development, L.L.C.                            St. Louis, MO
----------------------------------------------------------------------------------------------------
Mexican Outdoor Advertising, LLC                            Chicago, IL
----------------------------------------------------------------------------------------------------
Michigan Place, LLC                                         Chicago, IL
----------------------------------------------------------------------------------------------------
Middletown Finance, Inc.                                    Dallas, TX
----------------------------------------------------------------------------------------------------
Midwest Affordable Housing 1997-1, L.L.C.                   Charlotte, NC
----------------------------------------------------------------------------------------------------
Misty Waters Apartments, Inc.                               Atlanta, GA
----------------------------------------------------------------------------------------------------
MN World Trade Corporation                                  Baltimore, MD


----------------------------------------------------------------------------------------------------
MNC Affiliates Group, Inc.                                  Washington, DC
----------------------------------------------------------------------------------------------------
MNC American Corporation                                    Birmingham, AL
----------------------------------------------------------------------------------------------------
MNC Consumer Discount Company                               Washington, DC
----------------------------------------------------------------------------------------------------
MNC Credit Corp                                             Washington, DC
----------------------------------------------------------------------------------------------------
MNC Investment Bank, Ltd.                                   Baltimore, MD

----------------------------------------------------------------------------------------------------
Mobley Park Apartments, L.C.                                Tampa, FL
----------------------------------------------------------------------------------------------------
Mohave Partners                                             Dallas, TX
----------------------------------------------------------------------------------------------------
MOIL Corporation                                            Wilton, CT
----------------------------------------------------------------------------------------------------
Montage Select LLC                                          San Francisco, CA
----------------------------------------------------------------------------------------------------
MortgageRamp Associates, LLC                                San Francisco, CA
----------------------------------------------------------------------------------------------------
MortgageRamp Investment, LLC                                San Francisco, CA
----------------------------------------------------------------------------------------------------
Motift, Inc.                                                Atlanta, GA
----------------------------------------------------------------------------------------------------
MS Spitfire LLC                                             San Francisco, CA
----------------------------------------------------------------------------------------------------
Mt. Mitchell Capital Funding, LLC                           New York, NY
----------------------------------------------------------------------------------------------------
Mt. Mitchell Holdings, Inc.                                 New York, NY
----------------------------------------------------------------------------------------------------
Mt. Mitchell Holdings, LLC                                  Charlotte, NC
----------------------------------------------------------------------------------------------------
Mt. Mitchell LLC                                            Charlotte, NC
----------------------------------------------------------------------------------------------------
Muirfield Trading LLC                                       Charlotte, NC
----------------------------------------------------------------------------------------------------
Multi-Family Housing Investment Fund I, LLC                 Charlotte, NC
----------------------------------------------------------------------------------------------------
Multi-Strategy Alternative Fund, L.P.                       St. Louis, MO
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
MYM Holdings Corporation                                    Charlotte, NC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
N.B. (Bahamas) Ltd.                                         Nassau, Bahamas
---------------------------------------------------------------------------------------------------
Nations de Colombia Ltda.                                   Santa Fe de Bogota, Colombia
---------------------------------------------------------------------------------------------------
Nations Europe Limited                                      London, U.K.
---------------------------------------------------------------------------------------------------
Nations Finance (Cayman) Limited                            George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Nations Finance Company                                     Dublin, Ireland
---------------------------------------------------------------------------------------------------
Nations High Yield Bond Fund (Offshore)                     George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Nations International Equity Fund (Offshore)                George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Nations International Value Fund (Offshore)                 George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities Fund (Offshore)            George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Nations Marsico Growth & Income Fund (Offshore)             George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
NationsBanc Business Credit, Inc.                           Tucker, GA

---------------------------------------------------------------------------------------------------
NationsBanc Charlotte Center, Inc.                          Charlotte, NC
---------------------------------------------------------------------------------------------------
NationsBanc Equity Mortgage Corporation                     Richmond, VA
---------------------------------------------------------------------------------------------------
NationsBanc Health Services, Inc.                           Charlotte, NC
---------------------------------------------------------------------------------------------------
NationsBanc Insurance Agency, Inc.                          Norfolk, VA
---------------------------------------------------------------------------------------------------
NationsBanc Insurance Company, Inc.                         Charlotte, NC
---------------------------------------------------------------------------------------------------
NationsBanc Insurance Inc.                                  Mount Airy, MD
---------------------------------------------------------------------------------------------------
NationsBanc Leasing & R.E. Corporation                      Charlotte, NC
---------------------------------------------------------------------------------------------------
NationsBanc Montgomery Holdings Corporation                 Charlotte, NC
---------------------------------------------------------------------------------------------------
NationsBanc Pacific Corporation                             Charlotte, NC

---------------------------------------------------------------------------------------------------
NationsBank CLO Corporation                                 Dallas, TX
---------------------------------------------------------------------------------------------------
NationsBank CLO Funding Corp.                               Dallas, TX
---------------------------------------------------------------------------------------------------
NationsBank International Trust (Jersey) Limited            Saint Helier, Jersey, Channel Islands
---------------------------------------------------------------------------------------------------
NationsCommercial Corp.                                     Dallas, TX
---------------------------------------------------------------------------------------------------
NationsCredit Financial Acceptance Corporation              Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation                Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Financial Services Corporation of Nevada      Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Home Equity ABS Corporation                   Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Insurance Agency, Inc.                        Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Insurance Corporation                         Irving, TX
---------------------------------------------------------------------------------------------------
NationsCredit Manufactured Housing Corporation              Jacksonville, FL
---------------------------------------------------------------------------------------------------
NationsCredit Securitization Corporation                    Alpharetta, GA
---------------------------------------------------------------------------------------------------
Nations-CRT Hong Kong, Limited                              Hong Kong, PRC
---------------------------------------------------------------------------------------------------
NB Capital Trust I                                          Charlotte, NC
---------------------------------------------------------------------------------------------------
NB Capital Trust II                                         Charlotte, NC
---------------------------------------------------------------------------------------------------
NB Capital Trust III                                        Charlotte, NC
---------------------------------------------------------------------------------------------------
NB Capital Trust IV                                         Charlotte, NC
---------------------------------------------------------------------------------------------------
NB Finance Lease, Inc.                                      Tucker, GA
---------------------------------------------------------------------------------------------------
NB Financial Trading (Ireland) Limited                      Dublin, Ireland
---------------------------------------------------------------------------------------------------
NB Holdings Corporation                                     Charlotte, NC
---------------------------------------------------------------------------------------------------
NB Insurance Services, Inc.                                 Tucker, GA
---------------------------------------------------------------------------------------------------
NB International Finance B.V.                               Amsterdam, The Netherlands
---------------------------------------------------------------------------------------------------
NB Partner Corp.                                            Charlotte, NC
---------------------------------------------------------------------------------------------------
NBCDC Osborne, Inc.                                         Tampa, FL
---------------------------------------------------------------------------------------------------
NBRE Realty LLC                                             Las Vegas, NV
---------------------------------------------------------------------------------------------------
NCNB Corporate Services, Inc.                               Charlotte, NC
---------------------------------------------------------------------------------------------------
NCNB Properties, Inc.                                       Charlotte, NC
---------------------------------------------------------------------------------------------------
Nevin Rd Associates LLC                                     Raleigh, NC
---------------------------------------------------------------------------------------------------
Nevis Investments Limited                                   George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
New Haven Limited Partnership                               Dallas, TX
---------------------------------------------------------------------------------------------------
Newington Limited Partnership, The                          Baltimore, MD
---------------------------------------------------------------------------------------------------
Nexus - Banc of America Fund II, L.P.                       Chicago, IL
---------------------------------------------------------------------------------------------------
Nexus - Banc of America Fund I-K, L.P.                      Chicago, IL
---------------------------------------------------------------------------------------------------
Nexus - Banc of America Fund I-M, L.P.                      Chicago, IL
---------------------------------------------------------------------------------------------------
NMS Capital, L.P.                                           New York, NY
---------------------------------------------------------------------------------------------------
NMS Services (Cayman) Inc.                                  George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
NMS Services, Inc.                                          New York, NY
---------------------------------------------------------------------------------------------------
Nubia Redevelopment Partnership                             Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Oak Park at Nations Ford LLC                                Charlotte, NC
---------------------------------------------------------------------------------------------------
Oakland Trace Redevelopment, L.C.                           Jacksonville, FL
---------------------------------------------------------------------------------------------------
Odessa Park, Inc.                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Old Heritage New Homes, Ltd.                                Dallas, TX
---------------------------------------------------------------------------------------------------
Old Sterling Street REIT                                    Dallas, TX
---------------------------------------------------------------------------------------------------
Orchards Subdivision, LLC, The                              Atlanta, GA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Osborne Landing, Ltd.                                       Tampa, FL
---------------------------------------------------------------------------------------------------
Oshkosh/McNeilus Financial Services Partnership             Dodge Center, MN
---------------------------------------------------------------------------------------------------
Overseas Lending Corporation                                San Francisco, CA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Pacific Diamond Assets Limited                              Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Pacific Southwest Realty Company                            San Francisco, CA
---------------------------------------------------------------------------------------------------
PA-Dritte WTP Beteiligungsverwaltungs GmbH                  Vienna, Austria
---------------------------------------------------------------------------------------------------
Padovano Investments                                        George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Pan American Mortgage Corp.                                 Miami, FL
---------------------------------------------------------------------------------------------------
Paradise Funding, Ltd.                                      George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Park at Hillside, LLC, The                                  Nashville, TN
---------------------------------------------------------------------------------------------------
Park at Lakewood L.L.C. dba Campbellton Glen Apartments     Charlotte, NC
LLC, The
---------------------------------------------------------------------------------------------------
PDE, Inc.                                                   George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
PDK Hangar, L.L.C.                                          Charlotte, NC
---------------------------------------------------------------------------------------------------
Peak Finance Partners IV, L.P.                              Reno, NV
---------------------------------------------------------------------------------------------------
Peak Finance Partners V, L.P.                               Reno, NV
---------------------------------------------------------------------------------------------------
Perissa LLC                                                 San Francisco, CA
---------------------------------------------------------------------------------------------------
Pershing Park, Inc.                                         Las Vegas, NV
---------------------------------------------------------------------------------------------------
Piccadilly, Inc.                                            Dallas, TX
---------------------------------------------------------------------------------------------------
Pine Hill Investments, Inc.                                 Dallas, TX
---------------------------------------------------------------------------------------------------
Pine Oaks/Mesquite, Inc.                                    Dallas, TX
---------------------------------------------------------------------------------------------------
Pinehurst Trading, Inc.                                     Charlotte, NC
---------------------------------------------------------------------------------------------------
PJM Office Building, LLC                                    Baltimore, MD
---------------------------------------------------------------------------------------------------
PJM Retail Center, LLC                                      Baltimore, MD
---------------------------------------------------------------------------------------------------
Plano Partners                                              Dallas, TX
---------------------------------------------------------------------------------------------------
PNB Securities Corporation                                  Los Angeles, CA
---------------------------------------------------------------------------------------------------
Poplar Partners                                             Dallas, TX
---------------------------------------------------------------------------------------------------
Portfolio Financial Servicing Company                       Portland, OR
---------------------------------------------------------------------------------------------------
Price Auto Outlet of California, Inc.                       Anaheim, CA
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Alaska Corporation)                            Juneau, AK
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Missouri Corporation)                          Clayton, MO
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (North Carolina Corporation)                    Charlotte, NC
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Tennessee Corporation)                         Knoxville, TN
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Texas Corporation)                             Dallas, TX
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Virginia Corporation)                          Richmond, VA
---------------------------------------------------------------------------------------------------
PRLAP, Inc. (Washington Corporation)                        Seattle, WA
---------------------------------------------------------------------------------------------------
Prodigy Holdings Private Limited                            Curepipe, Mauritius
---------------------------------------------------------------------------------------------------
PT Development, LLC                                         Nashville, TN
---------------------------------------------------------------------------------------------------
Puritan Mill, LLC                                           Atlanta, GA
---------------------------------------------------------------------------------------------------
Pydna Corporation                                           San Francisco, CA
---------------------------------------------------------------------------------------------------
Python Partners                                             Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Quarrywood Limited                                          Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Queen City Partnership                                      Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Red River Park, Inc.                                        Charlotte, NC
---------------------------------------------------------------------------------------------------
Regent Street II, Inc.                                      Dallas, TX
---------------------------------------------------------------------------------------------------
RepublicBank Insurance Agency, Inc.                         Dallas, TX
---------------------------------------------------------------------------------------------------
Reynoldstown Rising, LLC                                    Atlanta, GA
---------------------------------------------------------------------------------------------------
Ritchie Court M Corporation                                 Baltimore, MD
---------------------------------------------------------------------------------------------------
Riviera Funding LLC                                         Charlotte, NC
---------------------------------------------------------------------------------------------------
Rockwell Resources, Inc.                                    Charlotte, NC

---------------------------------------------------------------------------------------------------
Rosebank Meadows Subdivision, LLC                           Nashville, TN
---------------------------------------------------------------------------------------------------
Rosedale General Partner, LLC                               Baltimore, MD
---------------------------------------------------------------------------------------------------
Rosedale Terrace Limited Partnership                        Baltimore, MD
---------------------------------------------------------------------------------------------------
Rotunda Partners II, LLC                                    Oakland, CA
---------------------------------------------------------------------------------------------------
Royal Oaks, L.L.C.                                          Jacksonville, FL
---------------------------------------------------------------------------------------------------
Ruby Aircraft Leasing and Trading Limited                   London, U.K.
---------------------------------------------------------------------------------------------------
Ruby Lake LLC                                               Las Vegas, NV
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Safari (QSPE) Limited                                       George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Sagebrush Holdings, Inc.                                    Las Vegas, NV
---------------------------------------------------------------------------------------------------
Savannah at Washington Park, LLC                            Fayetteville, GA
---------------------------------------------------------------------------------------------------
Sawgrass Trading LLC                                        Charlotte, NC
---------------------------------------------------------------------------------------------------
SCI Holdings Corporation                                    Baltimore, MD
---------------------------------------------------------------------------------------------------
SCIC Properties, LLC                                        Baltimore, MD
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SCIC Riverwalk, LLC                                         Baltimore, MD
----------------------------------------------------------------------------------------------------
SCIC San Antonio II, LLC                                    Baltimore, MD
----------------------------------------------------------------------------------------------------
SCRC Process Service Corp.                                  Baltimore, MD
----------------------------------------------------------------------------------------------------
Sea Ray Credit Corporation                                  Alpharetta, GA
----------------------------------------------------------------------------------------------------
Seabrook Operations, Inc.                                   Atlanta, GA
----------------------------------------------------------------------------------------------------
Seafirst America Corporation                                Seattle, WA
----------------------------------------------------------------------------------------------------
Seafirst Insurance Corporation                              Bellevue, WA
----------------------------------------------------------------------------------------------------
Seafirst Leasing Company                                    Seattle, WA
----------------------------------------------------------------------------------------------------
Seaview of Seabrook, Inc.                                   Atlanta, GA
----------------------------------------------------------------------------------------------------
Second Land Sales, Inc.                                     Atlanta, GA
----------------------------------------------------------------------------------------------------
Securilease BV                                              Amsterdam, The Netherlands

----------------------------------------------------------------------------------------------------
Securitization Funding Corporation                          Dallas, TX
----------------------------------------------------------------------------------------------------
Security Pacific Acceptance Corp. II                        San Diego, CA
----------------------------------------------------------------------------------------------------
Security Pacific Australian Assets Limited                  Sydney, New South Wales, Australia
----------------------------------------------------------------------------------------------------
Security Pacific EuroFinance Holdings, Inc.                 San Francisco, CA
----------------------------------------------------------------------------------------------------
Security Pacific EuroFinance, Inc.                          San Francisco, CA
----------------------------------------------------------------------------------------------------
Security Pacific Hong Kong Holdings Limited                 Hong Kong, PRC

----------------------------------------------------------------------------------------------------
Security Pacific Housing Services, Inc.                     San Diego, CA
----------------------------------------------------------------------------------------------------
Security Pacific Lease Finance (Europe) Inc.                San Francisco, CA
----------------------------------------------------------------------------------------------------
Security Pacific Leasing Corporation                        San Francisco, CA
----------------------------------------------------------------------------------------------------
Security Pacific Overseas Investment Corporation            San Francisco, CA
----------------------------------------------------------------------------------------------------
Security-First CMO-I Corporation                            San Francisco, CA
----------------------------------------------------------------------------------------------------
Security-First Company                                      San Francisco, CA
----------------------------------------------------------------------------------------------------
Sequoia Lane GP                                             Dallas, TX
----------------------------------------------------------------------------------------------------
Service-Wright Corporation                                  Washington, DC
----------------------------------------------------------------------------------------------------
Servicios Integrales y Equipamiento S. de R.L. de C.V.      Mexico City, Mexico
----------------------------------------------------------------------------------------------------
Seventh Street Mandalay Holdings, Inc.                      Las Vegas, NV
----------------------------------------------------------------------------------------------------
Seventh Street REIT, Inc.                                   Charlotte, NC
----------------------------------------------------------------------------------------------------
Sherwood Terrace Apartments, Inc.                           Atlanta, GA
----------------------------------------------------------------------------------------------------
Sidewinder Funding II, Inc.                                 Dallas, TX
----------------------------------------------------------------------------------------------------
Sidewinder Funding, Inc.                                    Dallas, TX
----------------------------------------------------------------------------------------------------
Sierra Nevada Realty, G.P.                                  Las Vegas, NV
----------------------------------------------------------------------------------------------------
Siesta Holdings, Inc.                                       Las Vegas, NV
----------------------------------------------------------------------------------------------------
Silver Management Company                                   Las Vegas, NV
----------------------------------------------------------------------------------------------------
Silver Management Holding Company                           Las Vegas, NV
----------------------------------------------------------------------------------------------------
Silverdale Assets Limited                                   Hong Kong, PRC
----------------------------------------------------------------------------------------------------
Societe Anonyme Immobiliere du 28 Place Vendome             Paris, France
----------------------------------------------------------------------------------------------------
SOP M Corp.                                                 Baltimore, MD
----------------------------------------------------------------------------------------------------
South Charles Investment Corporation                        Baltimore, MD
----------------------------------------------------------------------------------------------------
South Charles Realty Corp                                   Baltimore, MD
----------------------------------------------------------------------------------------------------
Southern Dallas Development Fund, Inc.                      Dallas, TX
----------------------------------------------------------------------------------------------------
Sovran Capital Management Corporation                       Richmond, VA
----------------------------------------------------------------------------------------------------
SPAA Leasing Corporation                                    San Francisco, CA
----------------------------------------------------------------------------------------------------
Spitfire Capital Partners LP                                San Francisco, CA
----------------------------------------------------------------------------------------------------
Spotted Horse Holdings, Inc.                                Cheyenne, WY
----------------------------------------------------------------------------------------------------
Springfield Finance and Development Corporation             Springfield, MO
----------------------------------------------------------------------------------------------------
Spruce Street I, L.L.C.                                     St. Louis, MO
----------------------------------------------------------------------------------------------------
SRF 2000 LLC                                                Charlotte, NC
----------------------------------------------------------------------------------------------------
SRF Trading, Inc.                                           Miami, FL
----------------------------------------------------------------------------------------------------
SRV-Highland, Inc.                                          Miami, FL
----------------------------------------------------------------------------------------------------
St. Johns Place, L.C.                                       Jacksonville, FL
----------------------------------------------------------------------------------------------------
Stanton Road Housing LLC                                    Washington, DC
----------------------------------------------------------------------------------------------------
Stanwich Loan Funding LLC                                   Charlotte, NC
----------------------------------------------------------------------------------------------------
Statewide Administrative Services, Inc.                     Tucker, GA
----------------------------------------------------------------------------------------------------
Steppington/Dallas, Inc.                                    Dallas, TX
----------------------------------------------------------------------------------------------------
Stonegate Meadows, L.P.                                     Kansas City, MO
----------------------------------------------------------------------------------------------------
Suburban Service Corporation                                Charlotte, NC
----------------------------------------------------------------------------------------------------
Summerhill Redevelopment Partners, LLC                      Atlanta, GA
----------------------------------------------------------------------------------------------------
Sunset Hill Corporation                                     Baltimore, MD
----------------------------------------------------------------------------------------------------
SunStar Acceptance Corporation                              Atlanta, GA
----------------------------------------------------------------------------------------------------
Sweet River Investments, Ltd.                               George Town, Grand Cayman, Cayman Is.
----------------------------------------------------------------------------------------------------
Sweeting Associates, LLC                                    Miami, FL
----------------------------------------------------------------------------------------------------
Swiss (Lot A-1), LLC                                        San Francisco, CA

----------------------------------------------------------------------------------------------------
Swiss (Lot A-2), LLC                                        San Francisco, CA

----------------------------------------------------------------------------------------------------
Swiss (Lots 1 & 2), LLC                                     San Francisco, CA

----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Swiss (Lots A & B), LLC                                     San Francisco, CA

---------------------------------------------------------------------------------------------------
Sycamore Funding II, Inc.                                   Dallas, TX
---------------------------------------------------------------------------------------------------
Sycamore Funding, Inc.                                      Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Tabono Joint Venture, The                                   Dallas, TX
---------------------------------------------------------------------------------------------------
Tabono Partnership II, Ltd.                                 Dallas, TX
---------------------------------------------------------------------------------------------------
Tennessee Nationalease Corporation                          Charlotte, NC
---------------------------------------------------------------------------------------------------
Terry Street Redevelopment Limited Liability Company        Atlanta, GA
---------------------------------------------------------------------------------------------------
Third Coast Community Development Corporation               Houston, TX
---------------------------------------------------------------------------------------------------
Third Ward Committee, LLC                                   Charlotte, NC
---------------------------------------------------------------------------------------------------
Third Ward Neighborhood Development Association             Charlotte, NC
---------------------------------------------------------------------------------------------------
Three Commercial Place Associates                           Norfolk, VA
---------------------------------------------------------------------------------------------------
Titulos Rioplatenses S.A.                                   Montevideo, Uruguay
---------------------------------------------------------------------------------------------------
TLC, L.C.                                                   Jacksonville, FL
---------------------------------------------------------------------------------------------------
T-Oaks Apartments, Inc.                                     Atlanta, GA
---------------------------------------------------------------------------------------------------
Tower II Partnership, The                                   Hong Kong, PRC
---------------------------------------------------------------------------------------------------
Town Park Associates, LLC                                   Miami, FL
---------------------------------------------------------------------------------------------------
Transit Holding, Inc.                                       San Francisco, CA
---------------------------------------------------------------------------------------------------
Tri-Star Communications, Inc.                               San Francisco, CA

---------------------------------------------------------------------------------------------------
Trotwood Property Holdings, Inc.                            Irving, TX
---------------------------------------------------------------------------------------------------
Troy Street Limited Liability Company                       Alexandria, VA
---------------------------------------------------------------------------------------------------
Trunoms, Limited                                            Nassau, Bahamas
---------------------------------------------------------------------------------------------------
Tryon Assurance Company, Ltd.                               Hamilton, Bermuda
---------------------------------------------------------------------------------------------------
Tryon Investments II, LLC                                   San Francisco, CA
---------------------------------------------------------------------------------------------------
Turtle Hill GP LLC                                          Kansas City, MO
---------------------------------------------------------------------------------------------------
Turtle Hill Townhomes, L.P.                                 Kansas City, MO
---------------------------------------------------------------------------------------------------
Tyler Trading, Inc.                                         Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Ulysses Leasing Limited                                     St. Helier, Jersey, Channel Islands
---------------------------------------------------------------------------------------------------
Union Realty and Securities Company                         St. Louis, MO
---------------------------------------------------------------------------------------------------
United States Airlease Holding, Inc.                        San Francisco, CA
---------------------------------------------------------------------------------------------------
UniTrusco Corporation                                       Jacksonville, FL
---------------------------------------------------------------------------------------------------
University Lofts Associates, L.P.                           St. Louis, MO
---------------------------------------------------------------------------------------------------
University Lofts Development, L.L.C.                        St. Louis, MO
---------------------------------------------------------------------------------------------------
Urban Housing/JBH Apartments, L.P.                          San Diego, CA
---------------------------------------------------------------------------------------------------
Urban Mecca I, LLC                                          Atlanta, GA
---------------------------------------------------------------------------------------------------
USA Auto Mall of Florida, Inc.                              Orlando, FL
---------------------------------------------------------------------------------------------------
USA Auto Mall of New Jersey, Inc.                           Linden, NJ
---------------------------------------------------------------------------------------------------
USA Auto Mall of New York, Inc.                             Bethpage, NY
---------------------------------------------------------------------------------------------------
USA Auto Mall, Inc.                                         Exton, PA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Velocity Associates, LLC                                    San Francisco, CA
---------------------------------------------------------------------------------------------------
Velocity Investments, LLC                                   San Francisco, CA
---------------------------------------------------------------------------------------------------
Venco, B.V.                                                 George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Vernon Park, Inc.                                           Dallas, TX
---------------------------------------------------------------------------------------------------
Verrington Limited                                          George Town, Grand Cayman, Cayman Is.
---------------------------------------------------------------------------------------------------
Viewpointe Archive Services, L.L.C.                         Charlotte, NC
---------------------------------------------------------------------------------------------------
Villages of La Costa Southwest, L.L.C.                      San Diego, CA
---------------------------------------------------------------------------------------------------
Vine Street Lofts, L.P.                                     Kansas City, MO
---------------------------------------------------------------------------------------------------
Vine Street Place, L.L.C.                                   Kansas City, MO
---------------------------------------------------------------------------------------------------
Viper LLC                                                   Dallas, TX
---------------------------------------------------------------------------------------------------
Viva Associates, LLC                                        San Francisco, CA
---------------------------------------------------------------------------------------------------
Viva Investment, LLC                                        San Francisco, CA
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Washington View (H) Corporation                             Baltimore, MD
---------------------------------------------------------------------------------------------------
Washington Wheatley Neighborhood Partnership                Kansas City, MO
---------------------------------------------------------------------------------------------------
Washoe Lake LLC                                             Las Vegas, NV
---------------------------------------------------------------------------------------------------
WCH Limited Partnership                                     Dallas, TX
---------------------------------------------------------------------------------------------------
WCSA Development, L.L.C.                                    St. Louis, MO
---------------------------------------------------------------------------------------------------
WCSA Homes II L.P.                                          St. Louis, MO
---------------------------------------------------------------------------------------------------
Wellington Land Company, Inc.                               Baltimore, MD
---------------------------------------------------------------------------------------------------
Wellington Park/Lewisville, Inc.                            Dallas, TX
---------------------------------------------------------------------------------------------------
Wellston Homes General Partner, L.L.C.                      Clayton, MO
---------------------------------------------------------------------------------------------------
Wellston Homes, L.P.                                        St. Louis, MO
---------------------------------------------------------------------------------------------------
Wendover Lane II, Inc.                                      Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Wendover Lane, Inc.                                         Dallas, TX
---------------------------------------------------------------------------------------------------
West End, L.L.C.                                            St. Louis, MO
---------------------------------------------------------------------------------------------------
West Trade, LLC                                             Charlotte, NC
---------------------------------------------------------------------------------------------------
Westview Terrace Apartments, L.L.C.                         Miami, FL
---------------------------------------------------------------------------------------------------
White Pine Asset Management Company                         Reno, NV
---------------------------------------------------------------------------------------------------
White Ridge Investments, Ltd.                               London, U.K.
---------------------------------------------------------------------------------------------------
White Ridge Investment Advisors LLC                         New York, NY
---------------------------------------------------------------------------------------------------
White Sands Leasing, LLC                                    San Francisco, CA
---------------------------------------------------------------------------------------------------
Wickliffe A Corp.                                           Baltimore, MD
---------------------------------------------------------------------------------------------------
Windmill Sands Leasing, LLC                                 San Francisco, CA
---------------------------------------------------------------------------------------------------
Winnebago Acceptance Corporation                            Alpharetta, GA
---------------------------------------------------------------------------------------------------
Wolnoms, Limited                                            Nassau, Bahamas
---------------------------------------------------------------------------------------------------
Woods at Addison LLC                                        Capitol Heights, MD
---------------------------------------------------------------------------------------------------
Worthen Development Corporation, Inc.                       Maumelle, AR
---------------------------------------------------------------------------------------------------
Worthen Mortgage Company                                    Buffalo, NY
---------------------------------------------------------------------------------------------------
Worthington Avenue, LLC                                     Charlotte, NC
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Yellow Rose Investments Company                             Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Zentac Productions, Inc.                                    San Francisco, CA
---------------------------------------------------------------------------------------------------
Zephyr Cove Finance, Inc.                                   Dallas, TX
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
200 Madison Avenue Realty Corporation                       Charlotte, NC
---------------------------------------------------------------------------------------------------
555 California Street Partners                              San Francisco, CA
---------------------------------------------------------------------------------------------------